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                                                 EXHIBIT 10(a)(1)


                 AMENDMENT TO TERM LOAN AGREEMENT

     THIS AMENDMENT TO TERM LOAN AGREEMENT made as of the day of September, 1995, to that Term Loan Agreement (the "Agreement") dated October 30, 1992, by and between TEXFI INDUSTRIES, INC., a Delaware corporation (herein called "Borrower"), and THE CIT GROUP/COMMERCIAL SERVICES, INC. (formerly known as The CIT Group/BCC, Inc., formerly known as Barclays Commercial Corporation and hereinafter called the "Lender") is effective as of July 28, 1995. The Agreement is hereby amended as follows:

     Paragraph 7.2 of the Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

          7.2 Working Capital. Permit Working Capital to be less than the following amounts for the date or period indicated (such compliance to be calculated as of the end of each fiscal quarter of the Borrower):

          Applicable Date or Period               Working Capital

          At the end of the second quarter
          of Borrower's 1995 fiscal year          $10,800,000

          At the end of the third quarter
          of Borrower's 1995 fiscal year          $10,386,000

          At the end of the fourth quarter
          of Borrower's 1995 fiscal year          $12,000,000

          At the end of the first quarter
          of Borrower's 1996 fiscal year
          and the end of each fiscal quarter
          thereafter                              $13,000,000

     IN WITNESS WHEREOF, Borrower and the Lender have caused this Amendment to Term Loan Agreement to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

ATTEST:                            TEXFI INDUSTRIES, INC.


                              By:
Assistant Secretary               Dane L. Vincent
                                       Vice President Finance and
[CORPORATE SEAL]                        Treasurer

ATTEST:                            THE CIT GROUP/COMMERCIAL
                                   SERVICES, INC.


                              By:
Assistant Secretary           Title: Vice President

[CORPORATE SEAL]